Exhibit 99.2

Earnings Call 4Q 2021 Tuesday, January 25, 2022 Exhibit 99.2

DISCLAIMER

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as "may," "approximately," "continue," "should," "expects," "projects," "anticipates," "is likely," "look ahead," "look forward," "believes," "will," "intends," "estimates," "strategy," "plan," "could," "potential," "possible" and variations of such words and similar expressions are intended to identify such forward-looking statements. SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the low interest rate environment, potentially rising interest rates, and their impact on the Bank's earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank's loan and securities portfolios, and the market value of SouthState's equity; (3) risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of each party's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party's businesses into the other's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (4) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) disruption to the parties' businesses as a result of the announcement and pendency of the merger, (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (iv) the risk that the integration of each party's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party's businesses into the other's businesses, (v) the amount of the costs, fees, expenses and charges related to the merger, (vi) the ability by each of SouthState and Atlantic Capital to obtain required governmental approvals of the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), (vii) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (viii) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger, (ix) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (x) the dilution caused by SouthState's issuance of additional shares of its common stock in the merger, (xi) general competitive, economic, political and market conditions, and (xii) other factors that may affect future results of Atlantic Capital and SouthState including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System and Office of the Comptroller of the Currency and legislative and regulatory actions and reforms (5) risks relating to the continued impact of the Covid19 pandemic on the company, including possible impact to the company and its employees from contacting Covid19, and to efficiencies and the control environment due to the continued work from home environment and to our results of operations due to government stimulus and other interventions to blunt the impact of the pandemic; (6) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank's results of operations, customer base, expenses, suppliers and operations; (7) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (8) potential deterioration in real estate values; (9) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (10) risks relating to the ability to retain our culture and attract and retain qualified people; (11) credit risks associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (12) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (13) liquidity risk affecting the Bank's ability to meet its obligations when they come due; (14) risks associated with an anticipated increase in SouthState's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (15) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (16) transaction risk arising from problems with service or product delivery; (17) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (18) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (19) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (20) reputation risk that adversely affects earnings or capital arising from negative public opinion; (21) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (22) reputational and operational risks associated with environment, social and governance matters; (23) greater than expected noninterest expenses; (24) excessive loan losses; (25) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (26) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (27) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState's performance and other factors; (28) ownership dilution risk associated with potential acquisitions in which SouthState's stock may be issued as consideration for an acquired company; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; (30) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (32) other factors that may affect future results of SouthState, as disclosed in SouthState's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission ("SEC") and available on the SEC's website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2

SouthState Corporation
Overview of Franchise (1)



RICHMOND
RALEIGH
CHARLOTTE
GREENVILLE
WILMINGTON
HUNTSVILLE
BIRMINGHAM
ATLANTA
COLUMBIA
AUGUSTA
MYRTLE BEACH
CHARLESTON
HILTON HEAD
SAVANNAH
(281)
MOBILE
PENSACOLA
JACKSONVILLE
ST. AUGUSTINE
GAINESVILLE
OCALA
DAYTONA BEACH
ORLANDO
MERRITT ISLAND
CLEARWATER
TAMPA
WINTER HAVEN
PORT ST. LUCIE
SARASOTA
WEST PALM BEACH
FORT MYERS
FORT LAUDERDALE
MIAMI
KEY LARGO

$42 Billion in assets

$24 Billion in loans

$35 Billion in deposits

$5.7 Billion market cap

BEST-IN-STATE BANKS — Forbes 2021 — POWERED BY STATISTA

#1 in Florida
#2 in Georgia
#3 in South Carolina

Greenwich Excellence 2020

7 Greenwich Excellence Awards 2021

Forbes 2021 BEST BANKS IN AMERICA

Top 50 Forbes 100 Best Banks in America 2021

3

(1) Financial metrics as of December 31, 2021; market cap as of January 21, 2022; pending Atlantic Capital Bancshares, Inc. ("ACBI") merger excluded

DIVERSIFIED LINES OF BUSINESS4High-Growth Southeast Markets with National Line of Business Capabilities Regional •Commercial Banking•Retail Banking•Business Banking•Treasury Management•Mortgage•Wealth•Correspondent Banking & Capital Markets•Payroll & Payments / Fintech (1)•Corporate Billing / Factoring•Association Prime (HOA)•SBA National (1) Proforma basis, including pending ACBI merger4

STRONG POPULATION GROWTH TRENDS

- SouthState is located in four of the top six states for highest population growth over the past year
- The four states highlighted below represent 93% of SouthState's total deposits

Top 10 States in Population Growth (July 2020 to July 2021)					
Rank	State	April 1, 2020 (Estimates Base)	July 1, 2020	July 1, 2021	Population Growth (actual)
1	Texas	29,145,505	29,217,653	29,527,941	310,288
2	**Florida**	**21,538,187**	**21,569,932**	**21,781,128**	**211,196**
3	Arizona	7,151,502	7,177,986	7,276,316	98,330
4	**North Carolina**	**10,439,388**	**10,457,177**	**10,551,162**	**93,985**
5	**Georgia**	**10,711,908**	**10,725,800**	**10,799,566**	**73,766**
6	**South Carolina**	**5,118,425**	**5,130,729**	**5,190,705**	**59,976**
7	Utah	3,271,616	3,281,684	3,337,975	56,291
8	Tennessee	6,910,840	6,920,119	6,975,218	55,099
9	Idaho	1,839,106	1,847,772	1,900,923	53,151
10	Nevada	3,104,614	3,114,071	3,143,991	29,920

Source: U.S. Census Bureau, December 2021

5

The SouthState Way
CULTURAL CORNERSTONES

SouthState

The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose.

The WHAT
Guiding Principles



Growth
Profitability
Soundness
Integrity
Accountability
Leadership

The HOW
Core Values

Local Market Leadership
Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer.

Long-Term Horizon
We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth.

Remarkable Experiences
We will make our customers' lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers.

Meaningful and Lasting Relationships
We communicate with candor and transparency. The relationship is more valuable than the transaction.

Greater Purpose
We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community.

6

INVESTMENT THESIS7 •True alternative to the largest banks with capital markets platform and upgraded technology solutions•High growth markets•Low-cost core deposit base•Diversified revenue streams •Strong credit quality and disciplined underwriting •Energetic and experienced management team with entrepreneurial ownership culture

Quarterly Results

HIGHLIGHTS | LINKED QUARTER

	3Q21	4Q21
GAAP		
Net Income	$ 122.8	$ **106.8**
EPS (Diluted)	$ 1.74	$ **1.52**
Return on Average Assets	1.20 %	**1.02** %
Non-GAAP*		
Return on Average Tangible Common Equity	16.86 %	**14.63** %
Non-GAAP, Adjusted*		
Net Income	$ 136.8	$ **112.1**
EPS (Diluted)	$ 1.94	$ **1.59**
Return on Average Assets	1.34 %	**1.08** %
Return on Average Tangible Common Equity	18.68 %	**15.30** %

Dollars in millions, except per share data

* The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of branch consolidation and merger-related expenses, securities gains or losses - See reconciliation of GAAP to Non-GAAP measures in Appendix

9

QUARTERLY HIGHLIGHTS | 4Q 2021

- Reported & adjusted diluted Earnings per Share ("EPS")[1] of $1.52 and $1.59, respectively
- Pre-Provision Net Revenue ("PPNR")[2] of $132.6 million, or 1.27% PPNR ROAA[2]
- Loans[3] increased $395.8 million, or 6.7% annualized from prior quarter
- Core net interest income [4] (non-GAAP)[1] increased $6.4 million from prior quarter
- Noninterest income of $91.9 million, increased by $4.9 million compared to 3Q 2021
- Net charge-offs of $960 thousand, or 0.02% annualized; negative provision for credit losses of $9.2 million
- Repurchased 632,450 shares during 4Q 2021 at a weighted average price of $79.35, bringing total 2021 repurchases to approximately 1.82 million

(1) Adjusted figures above exclude the impact of merger-related expenses; Core net interest income excluding loan accretion and net deferred fees on PPP is also a non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix

(2) Adjusted PPNR and PPNR ROAA are Non-GAAP financial measures that exclude the impact of merger-related expenses and extinguishment of debt cost - See reconciliation of GAAP to Non-GAAP measures in Appendix

(3) Excluding PPP loans

(4) Excluding loan accretion and net deferred fees on PPP loans

10

TANGIBLE BOOK VALUE PER SHARE [1] PLUS DIVIDENDS



Tangible Book Value per Share
Cumulative Dividends
13.1% increase 4Q20 – 4Q21
$41.16
$41.16
$42.49
$0.47
$42.02
$44.01
$0.94
$43.07
$45.41
$1.43
$43.98
$46.54
$1.92
$44.62
4Q20
1Q21
2Q21
3Q21
4Q21

(1) The tangible measure is a non-GAAP measure and excludes the effect of period end balances of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix

11

NET INTEREST MARGIN



Net Interest Income excld. Accretion**
Accretion**
Net Interest Income
Net Interest Margin*
$450
$360
$270
$180
$90
$-
$ in millions
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
3.14%
3.12%
2.87%
2.86%
2.78%
$265.5
$262.0
$253.1
$260.0
$258.1
$29.3
$30.8
$20.5
$21.6
$13.4
$236.2
$231.2
$232.6
$238.4
$244.7
4Q20
1Q21
2Q21
3Q21
4Q21

Dollars in millions

* Tax equivalent

** Accretion includes PPP loans deferred fees and loan discount accretion

Tax equivalent NIM is Non-GAAP financial measures - See reconciliation of GAAP to Non-GAAP measures in Appendix

12

LOAN PRODUCTION VS LOAN GROWTH



Loan Production (1)
Loan Portfolio Growth (1)
$3,200
$2,460
$1,720
$980
$240
-$500
$ in millions
$1,256**
$1,791
$1,933
$2,079
$1,699
$1,470
$1,535
$1,879
$1,834
$2,355
$2,636
$3,129
$180
$82
$267
$153
$180
$(372)
$(277)
$(155)
$(185)
$169
$573
$396
1Q19*
2Q19*
3Q19*
4Q19*
1Q20*
2Q20*
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

Dollars in millions

(1) Excludes loans held for sale and PPP; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale and PPP

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

** 1Q19 loan production excludes production from National Bank of Commerce ("NBC"); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q 2019

13

QTD Production ($mm)$1,413$1,332$1,381 Refinance37%30%31% Purchase63%70%69%MORTGAGE BANKING DIVISION (1)Includes pipeline, LHFS and MBS forwards14 Highlights Quarterly Mortgage Production Gain on Sale Margin 4Q203Q214Q21 Secondary Market Gain on Sale, net$44,690$12,484$15,417Fair Value Change(1)(20,255)1,640(5,081)Total Secondary Market Mortgage Income$24,435$14,124$10,336 MSR Servicing Fee Income$3,010$3,781$3,620Fair Value Change(2,283)(2,344)(1,912)Total MSR-Related Income$727$1,437$1,708Total Mortgage Banking Income$25,162$15,561$12,044•Mortgage banking income of $12.0 million in 4Q 2021 compared to $15.6 million in 3Q 2021•Secondary pipeline at 4Q 2021 of $254 million, as compared to $410million at 3Q 2021 4.56%4.33%2.85%3.13%2.83%4Q201Q212Q213Q214Q21 Mortgage Banking Income ($mm) 47%53%4Q21 28%72%4Q20 Portfolio Secondary 46%54%3Q21

•Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,000 financial institutions across the country CORRESPONDENT BANKING DIVISION1,060 Financial Institution Clients15 $27.8 $28.7 $25.9 $25.2 $30.2 $0.0$5.0$10.0$15.0$20.0$25.0 $30.0$35.0 $- $5 $10 $15 $20 $25 $30 $354Q201Q212Q213Q214Q21$ in millionsCorrespondent Revenue Breakout ARC Revenues FI Revenues Operational RevenuesTotal Revenue

Interest Rate Sensitivity

CASH & SECURITIES


Investments ($)
Fed Funds & Int. Earning Cash ($)
Avg. 10-Yr Treasury
$ in billions
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4Q19* $4.7B $0.6 $4.1 1.80%
1Q20* $6.4B $2.0 $4.4 1.38%
2Q20 $7.3B $4.0 $3.3 0.69%
3Q20 $7.8B $4.1 $3.7 0.65%
4Q20 $8.7B $4.2 $4.5 0.86%
1Q21 $10.9B $5.6 $5.3 1.32%
2Q21 $11.6B $5.9 $5.7 1.59%
3Q21 $12.1B $5.7 $6.4 1.33%
4Q21 $13.5B $6.4 $7.1 1.53%

Dollars in billions

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation.

17

EXCESS LIQUIDITY PROVIDES SIGNIFICANT TAILWIND



Fed Funds & Interest Earning Cash / Assets
Investments / Assets
Peer Avg. - Fed Funds & Interest Earning Cash / Assets (1)
Peer Avg. - Investments / Assets (1)
20%
16%
12%
8%
4%
0%
18.6%
18.8%
17.9%
18.4%
18.6%
19.3%
20.3%
21.0%
21.1%
12.4%
12.4%
8.7%
9.9%
11.8%
13.3%
14.2%
15.7%
17.1%
1.8%
5.8%
10.6%
10.9%
11.2%
14.1%
14.6%
13.9%
15.2%
3.0%
3.2%
5.5%
5.5%
7.4%
8.8%
9.7%
10.5%
9.5%
4Q19*
1Q20*
2Q20*
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

(1) Source: S&P Global Market Intelligence; Peers as disclosed in the most recent SSB proxy statement; The 4Q21 averages are based on MRQs available as of January 21, 2022

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Artide 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation.

18

INTEREST RATE RISK PROFILE 29.6%40.1%14.9%20.4% $- 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0%% Change in Consensus AdjustedNet Income Year 1% Change in Consensus AdjustedNet Income Year 2Static Balance Sheet Instantaneous Rate Shock Up 200 Up 10019 49.0%49.0%30.7%41.5%20.2%9.5%0.0%10.0%20.0%30.0%40.0%50.0%60.0% Variable Equals 1 Month or Less Variable Equals 12 Months or LessLoan Repricing Frequency (excluding PPP) Fixed Variable Adjustable

WELL-POSITIONED FOR HIGHER RATES – HISTORICAL DEPOSIT BETA*



Cost of Deposits
Average Fed Funds Rate
Average 5-YR UST
4Q15 - 2Q19 SouthState total deposit beta (including DDA) equal to 24%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.58%
1.37%
1.24%
1.12%
1.61%
1.94%
1.80%
1.81%
2.07%
2.53%
2.76%
2.80%
2.88%
2.47%
2.12%
0.16%
0.37%
0.37%
0.40%
0.45%
0.70%
0.95%
1.16%
1.20%
1.45%
1.74%
1.92%
2.22%
2.40%
2.40%
0.12%
0.12%
0.11%
0.11%
0.12%
0.13%
0.15%
0.17%
0.19%
0.25%
0.34%
0.44%
0.52%
0.56%
0.64%
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Artide 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

20

Balance Sheet Strength

CAPITAL RETURN TO SHAREHOLDERS $38.6$50.6$57.7$98.3$135.3$68.4$156.9$24.7$146.4 $38.6 $119.0 $214.6 $123.0 $281.7 $0$80$160$240$32020172018201920202021$ in millions Dividends Equity Repurchases22•Returned $281.7 million to shareholders in 2021 through share repurchases and dividends•1.8 million shares repurchased in 2021 represents 2.6% of outstanding shares •Annual dividend of $1.92 represents an attractive dividend yield of 2.3%(1) Dollars in millions(1)Dividend yield based on stock price as of January 21, 202222

LOAN AND DEPOSIT TRENDS


Loans(1)
Total Loans
PPP
$30
$20
$10
$-
$ in billions
$24.6B
$24.4B
$24.0B
$23.8B
$23.9B
$1.9
$1.9
$1.3
$0.5
$0.2
$22.7
$22.5
$22.7
$23.3
$23.7
4Q20
1Q21
2Q21
3Q21
4Q21


Deposits
Noninterest-bearing Checking
Interest-bearing Checking
MMA & Savings
Time Deposits
$40
$30
$20
$10
$-
$ in billions
$30.7B
$32.4B
$33.2B
$33.6B
$35.1B
$3.7
$3.5
$3.3
$3.0
$2.8
$10.3
$10.8
$11.0
$11.3
$11.8
$7.0
$7.4
$7.7
$7.9
$9.0
$9.7
$10.8
$11.2
$11.4
$11.5
4Q20
1Q21
2Q21
3Q21
4Q21

Dollars in billions

(1) Excludes loans held for sale

23

TOTAL LOAN PORTFOLIO



Loans by Type
Cons / Other
4%
CDL (1)
9%
Consumer RE
20%
Investor CRE
(2)
31%
Total Loans
$23.7 Billion
C&I
15%
Owner-
Occupied CRE
21%

Data as of December 31, 2021

Loan portfolio balances, average balances or percentage exclude loans held for sale and PPP loans

(1) CDL includes residential construction, commercial construction, and all land development loans

(2) Investor CRE includes nonowner-occupied CRE and other income producing property

Loan Type	No. of Loans	Balance	Avg. Loan Balance
Constr., Dev. & Land	5,420	$ 2.03B	$ 374,400
Investor CRE	9,391	7.43B	791,400
Owner-Occupied CRE	8,144	4.97B	610,300
C & I	16,958	3.51B	207,400
Consumer RE	38,314	4.81B	125,500
Cons / Other	45,568	0.93B	20,400
Total	**123,795**	**$ 23.68B**	**$ 191,300**

Loan Relationships	
Top 10	Represents ~ 3% of total loans
Top 20	Represents ~ 5% of total loans

24

PREMIUM CORE† DEPOSIT FRANCHISE

Deposits by Type


Time Deposits $2.8
Noninterest-bearing Checking $11.5
Money Market $8.4
Total Deposits $35.1 Billion
Savings $3.4
Interest-bearing Checking $9.0
Checking Accounts (Noninterest & Interest-bearing)
Retail 34%
Commercial 66%

Deposit Mix vs. Peers


Checking Accounts
MM & Savings
Time Deposits
100%
80%
60%
40%
20%
0%
8%
33%
59%
8%
51%
41%
SSB
Peer Average (1)

- Total cost of deposits for 4Q21: 6 bps
- ~ 816 thousand checking accounts / ~1.2 million total deposit accounts

Data as of December 31, 2021

Dollars in billions

† Core deposits defined as non-time deposits

(1) Source: S&P Global Market Intelligence; 4Q21 MRQs available as of January 21, 2022; Peers as disclosed in the most recent SSB proxy statement

25

ASSET QUALITY METRICS

Net Charge-Offs (Recoveries) to Loans



0.50%
0.33%
0.16%
-0.01%
0.01%
(0.00)%
0.03%
0.00%
0.02%
4Q20
1Q21
2Q21
3Q21
4Q21

Nonperforming Assets to Loans & OREO



1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.48%
0.46%
0.38%
0.40%
0.35%
4Q20
1Q21
2Q21
3Q21
4Q21

Criticized & Classified Asset Trends



Combined
Special Mention / Assets
Substandard / Assets
4%
3%
2%
1%
0%
3.28%
3.12%
2.92%
2.65%
2.11%
2.03%
1.84%
1.68%
1.48%
1.09%
1.25%
1.28%
1.24%
1.17%
1.02%
4Q20
1Q21
2Q21
3Q21
4Q21

Loan Deferrals [1]



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.1%
0.8%
0.5%
0.1%
0.0%
4Q20
1Q21
2Q21
3Q21
4Q21

Dollars in millions

(1) Excludes loans held for sale and PPP loans

26

CAPITAL RATIOS (1)Preliminary* The tangible measures are non-GAAP measures and exclude the effect of period end balance of intangible assets -See reconciliation of GAAP to Non-GAAP measures in Appendix27 3Q214Q21(1) Tangible Common Equity * 7.8%7.7% Tier 1 Leverage 8.1%8.1% Tier 1 Common Equity 11.9%11.8% Tier 1 Risk- Based Capital 11.9%11.8% Total Risk- Based Capital 13.8%13.6%BankCRE Concentration Ratio 236%239%Bank CDL Concentration Ratio 57%55%

Appendix

PPNR(1) Dollars in millions(1)Adjusted PPNR is a Non-GAAP financial measure that excludes the impact of merger-related expenses and extinguishment of debt cost -See reconciliation of GAAP to Non-GAAP measures in Appendix* Accretion includes PPP loans deferred fees and loan discount accretion29 $114.4 $108.8 $92.9 $110.6 $119.2 $29.3 $30.8 $20.5 $21.6 $13.4 $143.7 $139.6 $113.4 $132.2 $132.6 $- $50 $100 $150 $2004Q201Q212Q213Q214Q21$ in millions PPNR excld. Accretion* Accretion *

CURRENT & HISTORICAL 5-QTR PERFORMANCE


Revenue Composition
NIM / Revenue
Noninterest Income / Revenue
Avg. 10-year UST
Total Revenue
$363M
$358M
$332M
$347M
$350M
27%
27%
24%
25%
26%
73%
73%
76%
75%
74%
1.53%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4Q20
1Q21
2Q21
3Q21
4Q21


Net Interest Margin ("NIM")
NIM ($)
NIM (%)
$ in millions
$300
$280
$260
$240
$220
$200
3.14%
3.12%
2.87%
2.86%
2.78%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
4Q20
1Q21
2Q21
3Q21
4Q21


Noninterest Income
Noninterest Income
Noninterest Income / Avg. Assets
$ in millions
$140
$120
$100
$80
$60
$40
$20
$-
1.03%
1.02%
0.80%
0.85%
0.88%
$98
$96
$79
$87
$92
1.4%
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
4Q20
1Q21
2Q21
3Q21
4Q21


Efficiency Ratio
Efficiency Ratio
Adjusted Efficiency Ratio
90%
75%
60%
45%
30%
15%
0%
74%
58%
61%
58%
76%
63%
64%
59%
61%
59%
4Q20
1Q21
2Q21
3Q21
4Q21

Dollars in millions

Total revenue and noninterest income are adjusted by securities gains or losses; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of branch consolidation, merger-related expenses, securities gains or losses, extinguishment of debt cost, FHLB Advances prepayment penalty, swap termination expense, income tax benefit related to the carryback of tax losses under the CARES Act and amortization expense on intangible assets, as applicable – See Current & Historical Efficiency Ratio and Net Interest Margin reconciliation in Appendix

30

LOSS ABSORPTION CAPACITY | 4Q 2021 Dollars in millions(1)Excludes PPP loans and loan held for sale(2)Includes mark on loans from CSFL and prior SSB acquisitions31 4Q21% of Total Loans (1) Allowance for Credit Losses (“ACL”) Non-PCD ACL$225.2PCD ACL76.6Total ACL$301.81.27% Reserve for Unfunded Commitments Reserve for unfunded commitments30.50.13%Total ACL plus Reserve for Unfunded Commitments$332.31.40%Unrecognized Discount –Acquired Loans (2)68.00.29%Loss Absorption Capacity$400.31.69%Total Loans Held for Investment (1)$23,684

BRANCH OPTIMIZATION 85 BranchesAverage Size $40M 420 Branches Acquired Plus12 DeNovo Branches 236 Branches Consolidated or Sold 281 BranchesAverage Size $125M ~213% growth in deposits per branch 854322362812009 …..……………..………..……....…………………………….. 202132

Best in ClassPlatformsDIGITAL INVESTMENTS Consumer Mobile/OnlineFinanceRisk/Audit Wealth SBA Platform SSB Website33

PPP UPDATE3434•As of 4Q21, approximately 92%, or $3.0 billion of PPP loans have been forgiven by the SBA (1)•In 4Q21, we recognized PPP deferred fees of $5.7 million•Approximately $1.1 million of PPP fees remaining to recognize•Average loan amount fully forgiven of $113 thousand(1)ThetotalforgivendollaramountrepresentsapprovedbytheSBAandprocessedPPPloans $263 $2,955 $- $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 $3,600PPP Totals ($ in millions) Not Forgiven Forgiven

NON-GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS

Return on Average Tangible Equity

	3Q21	4Q21
Net income (GAAP)	$ 122,788	$ 106,846
Plus:		
Amortization of intangibles	8,543	8,517
Effective tax rate, excluding DTA write-off	20 %	21 %
Amortization of intangibles, net of tax	6,829	6,735
Net income plus after-tax amortization of intangibles (non-GAAP)	$ 129,617	$ 113,581
Average shareholders' common equity, excluding preferred stock	$ 4,773,451	$ 4,794,414
Less:		
Average intangible assets	1,722,915	1,713,888
Average tangible common equity	$ 3,050,536	$ 3,080,526
Return on Average Tangible Common Equity (Non-GAAP)	**16.9%**	**14.6%**

PPNR Return on Average Assets

	3Q21	4Q21
PPNR, Adjusted (Non-GAAP)	$ 132,260	$ 132,604
Average assets	40,593,766	41,359,708
PPNR ROAA	**1.29%**	**1.27%**

Dollars in thousands

The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income.

35

NON-GAAP RECONCILIATIONS –ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollarsinthousands,exceptforpersharedata36 Adjusted Net Income3Q214Q21Net income (GAAP)122,788$ 106,846$ Plus:Securities gains, net of tax(51) (2) Merger and branch consolidation related expense, net of tax14,083 5,255 Adjusted Net Income (Non-GAAP)136,820$ 112,099$ Adjusted EPS 3Q214Q21Adjusted diluted weighted-average common shares70,576 70,290 Adjusted net income (non-GAAP)136,820$ 112,099$ Adjusted EPS, Diluted (Non-GAAP)1.94$ 1.59$

NON-GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY

Adjusted Return on Average Assets

	3Q21	4Q21
Adjusted net income (non-GAAP)	$ 136,820	**$ 112,099**
Total average assets	40,593,766	**41,359,708**
Adjusted Return on Average Assets (Non-GAAP)	**1.34%**	**1.08%**

Adjusted Return on Average Tangible Common Equity

	3Q21	4Q21
Net operating earnings (non-GAAP)	$ 136,820	**$ 112,099**
Plus:		
Amortization of intangibles, net of tax	6,829	**6,735**
Net operating earnings plus after-tax amortization of intangibles (non-GAAP)	$ 143,649	**$ 118,834**
Average tangible common equity	$ 3,050,536	**$ 3,080,526**
Adjusted Return on Average Tangible Common Equity (Non-GAAP)	**18.68%**	**15.30%**

Dollars in thousands

The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income.

37

NON-GAAP RECONCILIATIONS –NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) DollarsinthousandsDollars in thousands, except for per share data38 Net Interest Margin - Tax Equivalent (Non-GAAP)4Q201Q212Q213Q214Q21Net interest income (GAAP)265,547$ 261,998$ 253,130$ 259,986$ 258,104$ Tax equivalent adjustments1,662 1,286 1,424 1,477 1,734 Net interest income (tax equivalent) (Non-GAAP)267,209$ 263,284$ 254,554$ 261,463$ 259,838$ Average interest earning assets33,853,006$ 34,231,928$ 35,631,605$ 36,218,437$ 37,031,640$ Net Interest Margin - Tax Equivalent (Non-GAAP)3.14%3.12%2.87%2.86%2.78%Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)3Q214Q21Net interest income (GAAP)259,986$ 258,104$ Less: Total accretion on acquired loans5,243 7,707$ Deferred fees on PPP loans16,369 5,655$ Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)238,374$ 244,742$

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted (Non-GAAP)

	4Q20	1Q21	2Q21	3Q21	4Q21
	SSB	SSB	SSB	SSB	SSB
Net interest income (GAAP)	$ 265,547	$ 261,998	$ 253,130	$ 259,986	**$ 258,104**
Plus:					
Noninterest income	97,871	96,285	79,020	87,010	**91,894**
Less:					
Gain on sale of securities	35	-	36	64	**2**
Total revenue, adjusted (non-GAAP)	$ 363,383	$ 358,283	$ 332,114	$ 346,932	**$ 349,996**
Less:					
Noninterest expense	278,398	228,711	263,383	232,290	**224,037**
PPNR (Non-GAAP)	$ 84,985	$ 129,572	$ 68,731	$ 114,642	**$ 125,959**
Plus:					
Non-recurring items	58,679	10,009	44,676	17,618	**6,645**
PPNR, Adjusted (Non-GAAP)	**$ 143,664**	**$ 139,581**	**$ 113,407**	**$ 132,260**	**$ 132,604**

Correspondent & Capital Market Income

	4Q20	1Q21	2Q21	3Q21	4Q21
	SSB	SSB	SSB	SSB	SSB
ARC revenues	$ 19,446	$ 10,370	$ 9,433	$ 9,853	**$ 16,686**
FI revenues	6,139	15,052	14,280	13,139	**11,317**
Operational revenues	2,166	3,326	2,164	2,172	**2,213**
Total Correspondent & Capital Market Income	**$ 27,751**	**$ 28,748**	**$ 25,877**	**$ 25,164**	**$ 30,216**

Dollars in thousands

39

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS & NET INTEREST MARGIN(UNAUDITED)

	4Q20	1Q21	2Q21	3Q21	4Q21
	SSB	SSB	SSB	SSB	SSB
Noninterest expense (GAAP)	$ 278,398	$ 228,711	$ 263,383	$ 232,290	**$ 224,037**
Less: Amortization of intangible assets	9,760	9,164	8,968	8,543	**8,517**
Adjusted noninterest expense (non-GAAP)	$ 268,638	$ 219,547	$ 254,415	$ 223,747	**$ 215,520**
Net interest income (GAAP)	$ 265,547	$ 261,998	$ 253,130	$ 259,986	**$ 258,104**
Tax Equivalent ("TE") adjustments	1,662	1,286	1,424	1,477	**1,734**
Net interest income, TE (non-GAAP)	$ 267,209	$ 263,284	$ 254,554	$ 261,463	**$ 259,838**
Noninterest income (GAAP)	$ 97,871	$ 96,285	$ 79,020	$ 87,010	**$ 91,894**
Less: Gain (loss) on sale of securities	35	-	36	64	**2**
Adjusted noninterest income (non-GAAP)	$ 97,836	$ 96,285	$ 78,984	$ 86,946	**$ 91,892**
Efficiency Ratio (Non-GAAP)	**74%**	**61%**	**76%**	**64%**	**61%**
Noninterest expense (GAAP)	$ 278,398	$ 228,711	$ 263,383	$ 232,290	**$ 224,037**
Less: Non-recurring items[(1)]	68,439	19,173	53,644	26,161	**15,162**
Adjusted noninterest expense (non-GAAP)	$ 209,959	$ 209,538	$ 209,739	$ 206,129	**$ 208,875**
Adjusted Efficiency Ratio (Non-GAAP)	**58%**	**58%**	**63%**	**59%**	**59%**
Average Interest-earning Assets	$ 33,853,006	$ 34,231,928	$ 35,631,605	$ 36,218,437	**$ 37,031,640**
Net interest income, TE (non-GAAP)	267,209	263,284	254,554	261,463	**259,838**
Net Interest Margin (Non-GAAP)	**3.14%**	**3.12%**	**2.87%**	**2.86%**	**2.78%**

Dollars in thousands

(1) Non-recurring items include intangible assets' amortization expenses for the adjusted efficiency ratios

40

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: INVESTMENTS, FED FUNDS SOLD & INT. EARNING CASH(UNAUDITED)

	Combined Business Basis*													
	4Q19			1Q20			2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21
	SSB	CSFL	Combined (1)	SSB	CSFL	Combined (1)	SSB	SSB	SSB	SSB	SSB	SSB	SSB
Fed Funds & Interest Earning Cash	$ 426,685	$ 163,890	$ 590,575	$ 1,003,257	$ 1,033,586	$ 2,036,843	$ 3,983,047	$ 4,127,250	$ 4,245,949	$ 5,581,581	$ 5,875,078	$ 5,701,002	**$ 6,366,494**
Investments	2,005,171	2,094,614	4,099,785	2,034,189	2,342,822	4,377,011	3,271,148	3,747,128	4,446,657	5,267,271	5,719,031	6,433,631	**7,173,947**
Total Assets	$ 15,921,092	$ 17,142,025	$ 33,063,117	$ 16,642,911	$ 18,596,292	$ 35,239,203	$ 37,725,356	$ 37,819,366	$ 37,789,873	$ 39,730,332	$ 40,375,869	$ 40,903,708	**$41,960,032**
Fed Funds & Interest Earning Cash / Assets			**1.8%**			**5.8%**	**10.6%**	**10.9%**	**11.2%**	**14.1%**	**14.6%**	**13.9%**	**15.2%**
Investments / Assets			**12.4%**			**12.4%**	**8.7%**	**9.9%**	**11.8%**	**13.3%**	**14.2%**	**15.7%**	**17.1%**

Dollars in thousands

(1) Does not include purchase accounting adjustments

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby.

41

NON-GAAP RECONCILIATIONS –TANGIBLE BOOK VALUE / SHARE & TANGIBLE COMMON EQUITY RATIO Dollarsinthousands,exceptforpersharedata42 Tangible Book Value per Common Share4Q201Q212Q213Q214Q21Shareholders' common equity (excludes preferred stock)4,647,880$ 4,719,820$ 4,757,623$ 4,792,941$ 4,802,940$ Less: Intangible assets1,726,534 1,733,619 1,726,211 1,717,669 1,709,152 Tangible shareholders' common equity (excludes preferred stock)2,921,346$ 2,986,201$ 3,031,412$ 3,075,272$ 3,093,788$ Common shares issued and outstanding70,973,477 71,060,446 70,382,728 69,918,037 69,332,297 Tangible Book Value per Common Share (Non-GAAP)41.16$ 42.02$ 43.07$ 43.98$ 44.62$ Tangible Common Equity ("TCE") Ratio3Q214Q21Tangible common equity (non-GAAP)3,075,272$ 3,093,788$ Total assets (GAAP)40,903,708 41,960,032 Less:Intangible assets1,717,669 1,709,152 Tangible asset (non-GAAP)39,186,039$ 40,250,880$ TCE Ratio (Non-GAAP)7.8%7.7%